Exhibit 99.1

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014

On November 1, 2013, the Company acquired all of the issued and outstanding shares of The Dominion of Canada General Insurance Company (Dominion) for an aggregate purchase price of approximately $1.035 billion.  The results of operations of the acquired business are reported in the Company’s Business and International Insurance segment from the closing date.

The information included in the Financial Supplement is unaudited.  This document should be read in conjunction with the Company’s Form 10-Q which will be filed with the Securities and Exchange Commission.

Index

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014 Business Realignment

On June 10, 2014, the Company announced a realignment of its management team, effective July 1, 2014, that gave rise to a realignment of two of its three reportable business segments, as follows:

• The Company’s International Insurance group, which had previously been included in the Financial, Professional & International Insurance segment, was combined with the Company’s previous Business Insurance segment to create a new Business and International Insurance segment.

• The Bond & Financial Products group, which comprised the remaining businesses in the Financial, Professional & International Insurance segment, now comprises the new Bond & Specialty Insurance segment.

• The Personal Insurance segment was not impacted by these changes.

The realignment of segments described above was made to reflect the realignment of the Company’s senior management responsibilities and the manner in which the Company’s businesses have been managed starting July 1, 2014, and the aggregation of products and services based on the type of customer, how the business is marketed and the manner in which risks are underwritten.

In connection with these changes, the Company has realigned and revised the names of several businesses that comprise the Business and International Insurance segment.  The new reportable business segments are as follows:

Business and International Insurance

The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows:

Domestic

• Select Accounts provides small businesses with property and casualty products, including commercial multi-peril, commercial property, general liability, commercial auto and workers’ compensation insurance.

• Middle Market provides mid-sized businesses with property and casualty products, including commercial multi-peril, commercial property, general liability, commercial auto and workers’ compensation insurance, as well as risk management, claims handling and other services.  Middle Market generally provides these products to mid-sized businesses through Commercial Accounts, as well as to targeted industries through Construction, Technology, Public Sector Services and Oil & Gas.  Middle Market also provides mono-line umbrella and excess coverage insurance through Excess Casualty and insurance coverages for foreign organizations with United States exposures through Global Partner Services.

• National Accounts provides large companies with casualty products and services, including workers’ compensation, general liability and automobile liability, generally utilizing loss-sensitive products, on both a bundled and unbundled basis.  National Accounts also includes the Company’s commercial residual market business, which primarily offers workers’ compensation products and services to the involuntary market.

• First Party provides traditional and customized property insurance programs to large and mid-sized customers through National Property, insurance for goods in transit and movable objects, as well as builders’ risk insurance, through Inland Marine, insurance for the marine transportation industry and related services, as well as other businesses involved in international trade, through Ocean Marine and comprehensive breakdown coverages for equipment, including property and business interruption coverages, through Boiler & Machinery.

• Specialized Distribution markets and underwrites its products to customers predominantly through licensed wholesale agents and program managers that manage customers’ unique insurance requirements. Specialized Distribution provides insurance coverage for the commercial transportation industry, as well as commercial liability and commercial property policies for small, difficult to place specialty classes of commercial business primarily on an excess and surplus lines basis, through Northland, and tailored property and casualty programs on an admitted basis for customers with common risk characteristics or coverage requirements through National Programs.  Specialized Distribution also serves small to medium-sized agricultural businesses, including farms, ranches, wineries and related operations, through Agribusiness.

i

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014 Business Realignment (Continued)

International

• International, through its operations in Canada, the United Kingdom and the Republic of Ireland, offers property and casualty insurance and risk management services to several customer groups, including, among others, those in the technology, public services, and financial and professional services industry sectors.  In addition, International markets personal lines and small commercial insurance business in Canada through The Dominion of Canada General Insurance Company (Dominion), which the Company acquired on November 1, 2013.  International, through its Lloyd’s syndicate (Syndicate 5000), for which the Company provides 100% of the capital, underwrites five principal businesses — marine, global property, accident & special risks, power & utilities and aviation.

International also inlcudes the Company’s 49.5% ownership of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A. (JMalucelli), its joint venture in Brazil. JMalucelli is currently the market leader in surety in Brazil based on market share.  JMalucelli commenced writing other property and casualty insurance business in 2012. The Company’s investment in JMalucelli is accounted for using the equity method and is included in “other investments” on the consolidated balance sheet.

Business and International Insurance also includes the Specialty Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance

The Bond & Specialty Insurance segment provides a wide range of customers with bond and insurance products and risk management services. The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.  The surety and financial liability coverages provided by Bond & Specialty Insurance primarily use credit-based underwriting processes.

ii

The Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673
Net income per share:
Basic	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$4.80	$4.97	$9.84
Diluted	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$4.75	$4.91	$9.74

Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725	$3,567
Operating income per share:
Basic	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$4.49	$4.94	$9.56
Diluted	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$4.44	$4.89	$9.46

Return on equity	14.1%	14.6%	13.9%	15.9%	16.8%	10.7%	14.4%	13.7%	14.6%
Operating return on equity	15.8%	14.2%	15.2%	16.8%	17.8%	11.4%	15.0%	14.6%	15.5%

Total assets, at period end	$103,897	$101,900	$102,685	$103,812	$104,134	$104,811	$101,900	$104,811	$103,812
Total equity, at period end	$25,596	$24,890	$24,811	$24,796	$25,387	$25,532	$24,890	$25,532	$24,796

Book value per share, at period end	$68.00	$66.65	$68.15	$70.15	$73.06	$75.32	$66.65	$75.32	$70.15
Less: Net unrealized investment gains, net of tax	7.61	4.53	4.28	3.74	4.81	5.94	4.53	5.94	3.74
Adjusted book value per share, at period end	$60.39	$62.12	$63.87	$66.41	$68.25	$69.38	$62.12	$69.38	$66.41

Weighted average number of common shares outstanding (basic)	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9	370.3
Weighted average number of common shares outstanding and common stock equivalents (diluted)	381.9	379.9	372.9	363.4	354.6	346.7	380.8	350.5	374.3
Common shares outstanding at period end	376.4	373.5	364.1	353.5	347.5	339.0	373.5	339.0	353.5

Common stock dividends declared	$176	$191	$185	$182	$177	$190	$367	$367	$734

Common stock repurchased:
Under Board of Directors authorization
Shares	3.7	3.6	9.7	11.4	7.8	9.5	7.3	17.3	28.4
Cost	$300	$300	$800	$1,000	$650	$875	$600	$1,525	$2,400
Other
Shares	0.7	—	0.1	—	0.7	—	0.7	0.7	0.8
Cost	$58	$1	$1	$1	$55	$1	$59	$56	$61

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Net income
Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725	$3,567
Net realized investment gains (losses), after-tax	9	109	(19)	7	—	10	118	10	106
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673

Basic earnings per share
Operating income	$2.33	$2.15	$2.38	$2.71	$2.98	$1.95	$4.49	$4.94	$9.56
Net realized investment gains (losses), after-tax	0.03	0.29	(0.05)	0.02	—	0.03	0.31	0.03	0.28
Net income	$2.36	$2.44	$2.33	$2.73	$2.98	$1.98	$4.80	$4.97	$9.84

Diluted earnings per share
Operating income	$2.31	$2.13	$2.35	$2.68	$2.95	$1.93	$4.44	$4.89	$9.46
Net realized investment gains (losses), after-tax	0.02	0.28	(0.05)	0.02	—	0.02	0.31	0.02	0.28
Net income	$2.33	$2.41	$2.30	$2.70	$2.95	$1.95	$4.75	$4.91	$9.74

Adjustments to net income and weighted average shares for net income EPS calculations: (1)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Basic and Diluted
Net income, as reported	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673
Participating share-based awards - allocated income	(6)	(7)	(6)	(8)	(7)	(5)	(14)	(12)	(27)
Net income available to common shareholders - basic and diluted	$890	$918	$858	$980	$1,045	$678	$1,807	$1,723	$3,646

Common Shares
Basic
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9	370.3

Diluted
Weighted average shares outstanding	377.7	375.9	368.9	359.1	350.9	343.0	376.8	346.9	370.3
Weighted average effects of dilutive securities - stock options and performance shares	4.2	4.0	4.0	4.3	3.7	3.7	4.0	3.6	4.0
Diluted weighted average shares outstanding	381.9	379.9	372.9	363.4	354.6	346.7	380.8	350.5	374.3

(1)  Adjustments to net income and weighted average shares for net income EPS calculations can generally be used for the operating income EPS calculations.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751	$22,637
Net investment income	670	687	657	702	736	695	1,357	1,431	2,716
Fee income	97	82	107	109	107	112	179	219	395
Net realized investment gains (losses)	10	167	(22)	11	1	16	177	17	166
Other revenues	34	135	44	64	41	34	169	75	277
Total revenues	6,328	6,674	6,452	6,737	6,708	6,785	13,002	13,493	26,191

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	6,683	7,141	13,307
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915	3,821
General and administrative expenses	915	931	934	977	881	1,001	1,846	1,882	3,757
Interest expense	92	86	91	92	92	92	178	184	361
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	10,605	11,122	21,246

Income before income taxes	1,220	1,177	1,177	1,371	1,470	901	2,397	2,371	4,945
Income tax expense	324	252	313	383	418	218	576	636	1,272
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673

Other-than-temporary impairments (OTTI)
Total OTTI gains (losses)	$—	$(1)	$—	$(9)	$(7)	$(1)	$(1)	$(8)	$(10)
OTTI losses recognized in net realized investment gains (losses)	$(5)	$(2)	$(3)	$(5)	$(9)	$(1)	$(7)	$(10)	$(15)
OTTI gains (losses) recognized in other comprehensive income	$5	$1	$3	$(4)	$2	$—	$6	$2	$5

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%	19.5%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$1,093	$1,135	$2,186

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$439	$585	$591
After-tax	$65	$221	$64	$37	$97	$284	$286	$381	$387

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$423	$477	$840
After-tax	$154	$125	$107	$166	$190	$122	$279	$312	$552

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Underwriting gain	$385	$235	$387	$435	$507	$162	$620	$669	$1,442
Net investment income	542	551	531	562	582	553	1,093	1,135	2,186
Other, including interest expense	(40)	30	(35)	(16)	(37)	(42)	(10)	(79)	(61)
Operating income	887	816	883	981	1,052	673	1,703	1,725	3,567
Net realized investment gains (losses)	9	109	(19)	7	—	10	118	10	106
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.2%	62.3%	57.3%	56.0%	56.0%	63.6%	59.3%	59.9%	57.9%
Underwriting expense ratio	32.3%	32.0%	31.6%	31.7%	29.7%	31.5%	32.1%	30.6%	31.9%
Combined ratio	88.5%	94.3%	88.9%	87.7%	85.7%	95.1%	91.4%	90.5%	89.8%
Combined ratio excluding incremental impact of direct to consumer initiative	87.8%	93.8%	88.4%	87.1%	85.3%	94.6%	90.8%	90.0%	89.3%

Impact of catastrophes on combined ratio	1.8%	6.1%	1.7%	0.9%	2.6%	7.3%	3.9%	5.0%	2.6%
Impact of prior year reserve development on combined ratio	-4.1%	-3.5%	-2.8%	-4.4%	-5.1%	-3.1%	-3.8%	-4.1%	-3.7%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Billing and policy fees and other	$24	$25	$25	$28	$30	$25	$49	$55	$102
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43	$46	$69	$89	$159
Underwriting expenses	55	55	63	63	64	66	110	130	236
Total fee income	$97	$82	$107	$109	$107	$112	$179	$219	$395

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751	$22,637
Net investment income	670	687	657	702	736	695	1,357	1,431	2,716
Fee income	97	82	107	109	107	112	179	219	395
Other revenues	34	135	44	64	41	34	169	75	277
Total revenues	6,318	6,507	6,474	6,726	6,707	6,769	12,825	13,476	26,025

Claims and expenses
Claims and claim adjustment expenses	3,153	3,530	3,297	3,327	3,315	3,826	6,683	7,141	13,307
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915	3,821
General and administrative expenses	915	931	934	977	881	1,001	1,846	1,882	3,757
Interest expense	92	86	91	92	92	92	178	184	361
Total claims and expenses	5,108	5,497	5,275	5,366	5,238	5,884	10,605	11,122	21,246

Operating income before income taxes	1,210	1,010	1,199	1,360	1,469	885	2,220	2,354	4,779
Income tax expense	323	194	316	379	417	212	517	629	1,212
Operating income	$887	$816	$883	$981	$1,052	$673	$1,703	$1,725	$3,567

Other statistics
Effective tax rate on net investment income	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%	19.5%
Net investment income (after-tax)	$542	$551	$531	$562	$582	$553	$1,093	$1,135	$2,186

Catastrophes, net of reinsurance:
Pre-tax	$99	$340	$99	$53	$149	$436	$439	$585	$591
After-tax	$65	$221	$64	$37	$97	$284	$286	$381	$387

Prior year reserve development - favorable (unfavorable)
Pre-tax	$231	$192	$158	$259	$294	$183	$423	$477	$840
After-tax	$154	$125	$107	$166	$190	$122	$279	$312	$552

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Statutory underwriting
Gross written premiums	$6,188	$6,247	$6,310	$5,912	$6,401	$6,525	$12,435	$12,926	$24,657
Net written premiums	$5,597	$5,824	$5,713	$5,633	$5,873	$6,168	$11,421	$12,041	$22,767

Net earned premiums	$5,517	$5,603	$5,666	$5,851	$5,823	$5,934	$11,120	$11,757	$22,637
Losses and loss adjustment expenses	3,070	3,490	3,250	3,282	3,267	3,766	6,560	7,033	13,092
Underwriting expenses	1,799	1,808	1,799	1,794	1,783	1,918	3,607	3,701	7,200
Statutory underwriting gain	648	305	617	775	773	250	953	1,023	2,345
Policyholder dividends	10	13	7	5	11	7	23	18	35
Statutory underwriting gain after policyholder dividends	$638	$292	$610	$770	$762	$243	$930	$1,005	$2,310

Other statutory statistics
Reserves for losses and loss adjustment expenses	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$40,145	$41,715	$41,568
Increase (decrease) in reserves	$(441)	$(70)	$(108)	$1,531	$(185)	$332	$(511)	$147	$912
Statutory basis surplus	$20,692	$20,672	$21,509	$21,123	$21,440	$21,036	$20,672	$21,036	$21,123
Net written premiums/surplus (1)	1.09:1	1.09:1	1.05:1	1.08:1	1.07:1	1.11:1	1.09:1	1.11:1	1.08:1

(1)  Based on 12 months of rolling net written premiums.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Written premiums
Gross	$6,188	$6,247	$6,310	$5,912	$6,401	$6,519	$12,435	$12,920	$24,657
Ceded	(591)	(423)	(597)	(279)	(528)	(357)	(1,014)	(885)	(1,890)
Net	$5,597	$5,824	$5,713	$5,633	$5,873	$6,162	$11,421	$12,035	$22,767

Earned premiums
Gross	$5,985	$6,091	$6,163	$6,369	$6,295	$6,378	$12,076	$12,673	$24,608
Ceded	(468)	(488)	(497)	(518)	(472)	(450)	(956)	(922)	(1,971)
Net	$5,517	$5,603	$5,666	$5,851	$5,823	$5,928	$11,120	$11,751	$22,637

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Business and International Insurance ($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Premiums	$3,199	$3,277	$3,325	$3,531	$3,558	$3,631	$6,476	$7,189	$13,332
Net investment income	513	527	504	543	570	539	1,040	1,109	2,087
Fee income	97	82	107	109	107	112	179	219	395
Other revenues	13	114	8	25	12	10	127	22	160
Total revenues	3,822	4,000	3,944	4,208	4,247	4,292	7,822	8,539	15,974

Claims and expenses
Claims and claim adjustment expenses	1,853	2,179	2,087	2,166	2,177	2,455	4,032	4,632	8,285
Amortization of deferred acquisition costs	527	534	536	561	565	580	1,061	1,145	2,158
General and administrative expenses	585	586	575	623	554	653	1,171	1,207	2,369
Total claims and expenses	2,965	3,299	3,198	3,350	3,296	3,688	6,264	6,984	12,812

Operating income before income taxes	857	701	746	858	951	604	1,558	1,555	3,162
Income tax expense	221	130	180	227	257	133	351	390	758
Operating income	$636	$571	$566	$631	$694	$471	$1,207	$1,165	$2,404

Other statistics
Effective tax rate on net investment income	19.3%	19.9%	19.2%	20.2%	21.1%	20.6%	19.6%	20.9%	19.7%
Net investment income (after-tax)	$414	$422	$408	$433	$450	$427	$836	$877	$1,677

Catastrophes, net of reinsurance:
Pre-tax	$35	$189	$59	$50	$83	$242	$224	$325	$333
After-tax	$23	$123	$39	$35	$55	$158	$146	$213	$220

Prior year reserve development - favorable (unfavorable)
Pre-tax	$142	$58	$77	$122	$95	$47	$200	$142	$399
After-tax	$96	$38	$54	$78	$61	$33	$134	$94	$266

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Business and International Insurance
($ in millions, net of tax)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Underwriting gain	$214	$74	$153	$180	$236	$37	$288	$273	$621
Net investment income	414	422	408	433	450	427	836	877	1,677
Other	8	75	5	18	8	7	83	15	106
Operating income	$636	$571	$566	$631	$694	$471	$1,207	$1,165	$2,404

Combined ratio (1) (2)
Loss and loss adjustment expense ratio	56.3%	65.4%	61.3%	59.9%	59.8%	66.2%	60.9%	63.0%	60.8%
Underwriting expense ratio	32.9%	32.3%	31.4%	31.6%	29.4%	31.9%	32.6%	30.7%	32.0%
Combined ratio	89.2%	97.7%	92.7%	91.5%	89.2%	98.1%	93.5%	93.7%	92.8%

Impact of catastrophes on combined ratio	1.1%	5.8%	1.8%	1.4%	2.4%	6.6%	3.4%	4.5%	2.5%
Impact of prior year reserve development on combined ratio	-4.5%	-1.8%	-2.3%	-3.4%	-2.7%	-1.3%	-3.1%	-2.0%	-3.0%

(1)  Before policyholder dividends.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and underwriting expenses as follows:

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Billing and policy fees and other	$4	$5	$4	$7	$8	$7	$9	$15	$20
Fee income:
Loss and loss adjustment expenses	$42	$27	$44	$46	$43	$46	$69	$89	$159
Underwriting expenses	55	55	63	63	64	66	110	130	236
Total fee income	$97	$82	$107	$109	$107	$112	$179	$219	$395

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Business and International Insurance
($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Statutory underwriting
Gross written premiums	$3,927	$3,707	$3,721	$3,637	$4,224	$4,067	$7,634	$8,291	$14,992
Net written premiums	$3,512	$3,386	$3,249	$3,365	$3,772	$3,735	$6,898	$7,507	$13,512

Net earned premiums	$3,199	$3,277	$3,325	$3,531	$3,558	$3,637	$6,476	$7,195	$13,332
Losses and loss adjustment expenses	1,772	2,141	2,042	2,117	2,132	2,397	3,913	4,529	8,072
Underwriting expenses	1,100	1,063	1,028	1,073	1,105	1,178	2,163	2,283	4,264
Statutory underwriting gain	327	73	255	341	321	62	400	383	996
Policyholder dividends	9	10	5	4	8	5	19	13	28
Statutory underwriting gain after policyholder dividends	$318	$63	$250	$337	$313	$57	$381	$370	$968

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Written Premiums - Business and International Insurance
($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Net written premiums by market
Domestic
Select Accounts	$724	$709	$654	$637	$718	$705	$1,433	$1,423	$2,724
Middle Market	1,610	1,392	1,487	1,373	1,632	1,420	3,002	3,052	5,862
National Accounts	277	242	236	255	300	243	519	543	1,010
First Party	383	433	382	354	387	450	816	837	1,552
Specialized Distribution	266	292	273	254	267	283	558	550	1,085
Total Domestic	3,260	3,068	3,032	2,873	3,304	3,101	6,328	6,405	12,233
International	252	318	217	492	468	628	570	1,096	1,279
Total	$3,512	$3,386	$3,249	$3,365	$3,772	$3,729	$6,898	$7,501	$13,512

Net written premiums by product line
Commercial multi-peril	$828	$771	$755	$729	$821	$750	$1,599	$1,571	$3,083
Workers’ compensation	1,056	860	885	841	1,076	904	1,916	1,980	3,642
Commercial automobile	484	476	488	449	490	456	960	946	1,897
Commercial property	427	484	424	413	440	505	911	945	1,748
General liability	458	469	458	438	469	477	927	946	1,823
International	252	318	217	492	468	628	570	1,096	1,279
Other	7	8	22	3	8	9	15	17	40
Total	$3,512	$3,386	$3,249	$3,365	$3,772	$3,729	$6,898	$7,501	$13,512

National Accounts
Additions to claim volume under administration (1)	$701	$523	$523	$596	$727	$511	$1,224	$1,238	$2,343
Written fees	$104	$88	$92	$81	$111	$87	$192	$198	$365

(1)  Includes new and renewal business.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income - Bond & Specialty Insurance
($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Premiums	$478	$492	$506	$505	$503	$524	$970	$1,027	$1,981
Net investment income	66	66	63	65	66	62	132	128	260
Other revenues	5	5	5	5	4	6	10	10	20
Total revenues	549	563	574	575	573	592	1,112	1,165	2,261

Claims and expenses
Claims and claim adjustment expenses	198	161	209	127	159	110	359	269	695
Amortization of deferred acquisition costs	91	94	98	95	93	95	185	188	378
General and administrative expenses	94	97	97	100	97	102	191	199	388
Total claims and expenses	383	352	404	322	349	307	735	656	1,461

Operating income before income taxes	166	211	170	253	224	285	377	509	800
Income tax expense	49	49	50	79	70	93	98	163	227
Operating income	$117	$162	$120	$174	$154	$192	$279	$346	$573

Other statistics
Effective tax rate on net investment income	17.8%	17.9%	17.6%	18.1%	18.9%	18.4%	17.9%	18.7%	17.8%
Net investment income (after-tax)	$55	$54	$51	$54	$53	$52	$109	$105	$214

Catastrophes, net of reinsurance:
Pre-tax	$—	$5	$2	$1	$1	$4	$5	$5	$8
After-tax	$—	$3	$1	$1	$—	$3	$3	$3	$5

Prior year reserve development - favorable (unfavorable)
Pre-tax	$29	$69	$33	$101	$67	$124	$98	$191	$232
After-tax	$19	$45	$21	$66	$43	$81	$64	$124	$151

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Operating Income by Major Component and Combined Ratio - Bond & Specialty Insurance
($ in millions, net of tax)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Underwriting gain	$59	$104	$66	$117	$99	$136	$163	$235	$346
Net investment income	55	54	51	54	53	52	109	105	214
Other	3	4	3	3	2	4	7	6	13
Operating income	$117	$162	$120	$174	$154	$192	$279	$346	$573

Combined ratio
Loss and loss adjustment expense ratio	41.1%	32.3%	40.8%	25.0%	31.0%	20.5%	36.7%	25.7%	34.7%
Underwriting expense ratio	38.7%	38.7%	38.6%	38.7%	37.6%	37.9%	38.7%	37.7%	38.7%
Combined ratio	79.8%	71.0%	79.4%	63.7%	68.6%	58.4%	75.4%	63.4%	73.4%

Impact of catastrophes on combined ratio	0.0%	1.0%	0.3%	0.3%	0.2%	0.9%	0.5%	0.6%	0.4%
Impact of prior year reserve development on combined ratio	-6.0%	-14.0%	-6.6%	-20.1%	-13.2%	-23.7%	-10.0%	-18.6%	-11.7%

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Selected Statistics - Bond & Specialty Insurance
($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Statutory underwriting
Gross written premiums	$498	$543	$561	$529	$528	$542	$1,041	$1,070	$2,131
Net written premiums	$395	$531	$553	$551	$482	$540	$926	$1,022	$2,030

Net earned premiums	$478	$492	$506	$505	$503	$524	$970	$1,027	$1,981
Losses and loss adjustment expenses	196	159	207	127	155	108	355	263	689
Underwriting expenses	186	193	198	192	197	201	379	398	769
Statutory underwriting gain	96	140	101	186	151	215	236	366	523
Policyholder dividends	1	3	2	1	3	2	4	5	7
Statutory underwriting gain after policyholder dividends	$95	$137	$99	$185	$148	$213	$232	$361	$516

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc.
Net Written Premiums - Bond & Specialty Insurance
($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Net written premiums by product line
General liability	$168	$237	$249	$280	$223	$239	$405	$462	$934
Fidelity & surety	178	253	255	232	211	257	431	468	918
Other	49	41	49	39	48	44	90	92	178
Total	$395	$531	$553	$551	$482	$540	$926	$1,022	$2,030

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income - Personal Insurance ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$3,674	$3,535	$7,324
Net investment income	91	94	90	94	100	94	185	194	369
Other revenues	18	15	34	36	26	17	33	43	103
Total revenues	1,949	1,943	1,959	1,945	1,888	1,884	3,892	3,772	7,796

Claims and expenses
Claims and claim adjustment expenses	1,102	1,190	1,001	1,034	979	1,261	2,292	2,240	4,327
Amortization of deferred acquisition costs	330	322	319	314	292	290	652	582	1,285
General and administrative expenses	232	241	256	251	223	237	473	460	980
Total claims and expenses	1,664	1,753	1,576	1,599	1,494	1,788	3,417	3,282	6,592

Operating income before income taxes	285	190	383	346	394	96	475	490	1,204
Income tax expense	88	48	121	109	126	21	136	147	366
Operating income	$197	$142	$262	$237	$268	$75	$339	$343	$838

Other statistics
Effective tax rate on net investment income	19.5%	20.1%	19.5%	20.3%	21.3%	20.7%	19.8%	21.0%	19.9%
Net investment income (after-tax)	$73	$75	$72	$75	$79	$74	$148	$153	$295

Catastrophes, net of reinsurance:
Pre-tax	$64	$146	$38	$2	$65	$190	$210	$255	$250
After-tax	$42	$95	$24	$1	$42	$123	$137	$165	$162

Prior year reserve development - favorable (unfavorable)
Pre-tax	$60	$65	$48	$36	$132	$12	$125	$144	$209
After-tax	$39	$42	$32	$22	$86	$8	$81	$94	$135

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal Insurance ($ in millions, net of tax)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Underwriting gain (loss)	$112	$57	$168	$138	$172	$(11)	$169	$161	$475
Net investment income	73	75	72	75	79	74	148	153	295
Other	12	10	22	24	17	12	22	29	68
Operating income	$197	$142	$262	$237	$268	$75	$339	$343	$838

Combined ratio (1)
Loss and loss adjustment expense ratio	59.9%	64.9%	54.5%	57.0%	55.6%	71.1%	62.4%	63.4%	59.1%
Underwriting expense ratio	29.5%	29.6%	30.2%	29.9%	28.0%	28.7%	29.5%	28.3%	29.8%
Combined ratio	89.4%	94.5%	84.7%	86.9%	83.6%	99.8%	91.9%	91.7%	88.9%
Combined ratio excluding incremental impact of direct to consumer initiative	87.5%	92.9%	82.9%	85.1%	82.0%	98.3%	90.2%	90.1%	87.1%

Impact of catastrophes on combined ratio	3.5%	8.0%	2.0%	0.1%	3.7%	10.7%	5.7%	7.2%	3.4%
Impact of prior year reserve development on combined ratio	-3.3%	-3.5%	-2.6%	-2.0%	-7.5%	-0.7%	-3.4%	-4.1%	-2.8%

(1)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.  Billing and policy fees and other are as follows:

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Billing and policy fees and other	$20	$20	$21	$21	$22	$18	$40	$40	$82

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Statutory underwriting
Gross written premiums	$1,763	$1,997	$2,028	$1,746	$1,649	$1,916	$3,760	$3,565	$7,534
Net written premiums	$1,690	$1,907	$1,911	$1,717	$1,619	$1,893	$3,597	$3,512	$7,225

Net earned premiums	$1,840	$1,834	$1,835	$1,815	$1,762	$1,773	$3,674	$3,535	$7,324
Losses and loss adjustment expenses	1,102	1,190	1,001	1,038	980	1,261	2,292	2,241	4,331
Underwriting expenses	513	552	573	529	481	539	1,065	1,020	2,167
Statutory underwriting gain	$225	$92	$261	$248	$301	$(27)	$317	$274	$826

Policies in force (in thousands)
Automobile (1)	2,273	2,204	2,139	2,091	2,068	2,068	2,204	2,068	2,091
Homeowners and other	4,563	4,477	4,386	4,294	4,232	4,199	4,477	4,199	4,294

(1)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Automobile) (1) ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Statutory underwriting

Gross written premiums	$835	$838	$834	$770	$795	$834	$1,673	$1,629	$3,277
Net written premiums	$831	$834	$828	$765	$788	$831	$1,665	$1,619	$3,258

Net earned premiums	$844	$837	$827	$812	$787	$792	$1,681	$1,579	$3,320
Losses and loss adjustment expenses	594	599	591	636	533	588	1,193	1,121	2,420
Underwriting expenses	218	224	222	208	208	221	442	429	872
Statutory underwriting gain (loss)	$32	$14	$14	$(32)	$46	$(17)	$46	$29	$28

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	70.4%	71.6%	71.5%	77.8%	67.7%	74.3%	71.0%	71.0%	72.8%
Underwriting expense ratio	25.6%	26.2%	26.4%	26.2%	25.6%	26.5%	25.9%	26.1%	26.1%
Combined ratio	96.0%	97.8%	97.9%	104.0%	93.3%	100.8%	96.9%	97.1%	98.9%

Impact of catastrophes on combined ratio	1.0%	1.4%	0.3%	0.0%	0.0%	4.6%	1.2%	2.3%	0.7%
Impact of prior year reserve development on combined ratio	0.6%	0.0%	0.0%	1.8%	0.0%	0.0%	0.3%	0.0%	0.6%

Catastrophe losses, net of reinsurance:
Pre-tax	$8	$12	$2	$—	$—	$36	$20	$36	$22
After-tax	$6	$7	$1	$—	$—	$23	$13	$23	$14

Prior year reserve development - favorable (unfavorable)
Pre-tax	$(6)	$—	$—	$(14)	$—	$—	$(6)	$—	$(20)
After-tax	$(4)	$—	$—	$(10)	$—	$—	$(4)	$—	$(14)

Policies in force (in thousands) (3)	2,191	2,123	2,058	2,010	1,985	1,981
Change from prior year quarter	-10.9%	-11.9%	-12.0%	-11.2%	-9.4%	-6.7%
Change from prior quarter	-3.3%	-3.1%	-3.1%	-2.3%	-1.3%	-0.2%

(1)  Represents Automobile policies sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees and other are as follows:

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Billing and policy fees and other	$10	$9	$9	$9	$9	$8	$19	$17	$37

(3)  Policies in force have been adjusted to exclude assigned risk auto business for all periods presented.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Personal Insurance (Agency Homeowners and Other) (1) ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Statutory underwriting

Gross written premiums	$889	$1,119	$1,150	$936	$811	$1,036	$2,008	$1,847	$4,094
Net written premiums	$820	$1,033	$1,039	$913	$788	$1,016	$1,853	$1,804	$3,805

Net earned premiums	$957	$958	$969	$963	$935	$938	$1,915	$1,873	$3,847
Losses and loss adjustment expenses	480	561	382	371	419	639	1,041	1,058	1,794
Underwriting expenses	255	293	313	286	240	283	548	523	1,147
Statutory underwriting gain	$222	$104	$274	$306	$276	$16	$326	$292	$906

Other statistics
Combined ratio (2):
Loss and loss adjustment expense ratio	50.2%	58.6%	39.4%	38.5%	44.8%	68.1%	54.3%	56.5%	46.6%
Underwriting expense ratio	29.8%	30.1%	30.8%	30.7%	27.6%	28.0%	30.0%	27.8%	30.4%
Combined ratio	80.0%	88.7%	70.2%	69.2%	72.4%	96.1%	84.3%	84.3%	77.0%

Impact of catastrophes on combined ratio	5.6%	13.9%	3.6%	0.0%	6.8%	15.9%	9.8%	11.4%	5.8%
Impact of prior year reserve development on combined ratio	-6.7%	-6.7%	-5.0%	-5.1%	-14.1%	-1.3%	-6.8%	-7.7%	-5.9%

Catastrophe losses, net of reinsurance:
Pre-tax	$54	$133	$35	$1	$64	$150	$187	$214	$223
After-tax	$35	$87	$22	$1	$41	$98	$122	$139	$145

Prior year reserve development - favorable (unfavorable)
Pre-tax	$65	$65	$48	$50	$132	$12	$130	$144	$228
After-tax	$42	$42	$32	$32	$86	$8	$84	$94	$148

Policies in force (in thousands)	4,484	4,396	4,303	4,209	4,146	4,110
Change from prior year quarter	-8.5%	-9.0%	-8.8%	-8.4%	-7.5%	-6.5%
Change from prior quarter	-2.4%	-2.0%	-2.1%	-2.2%	-1.5%	-0.9%

(1)  Represents Homeowners and Other Lines sold through agents, brokers and other intermediaries, and excludes direct to consumer.

(2)  Billing and policy fees and other, which are a component of other revenues, are allocated as a reduction of underwriting expenses.

Billing and policy fees and other are as follows:

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Billing and policy fees and other	$9	$10	$12	$12	$13	$9	$19	$22	$43

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Selected Statistics - Direct to Consumer (1) ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Net written premiums
Automobile	$29	$27	$30	$26	$31	$31	$56	$62	$112
Homeowners and other	10	13	14	13	12	15	23	27	50
Total net written premiums	$39	$40	$44	$39	$43	$46	$79	$89	$162

Revenues
Premiums	$39	$39	$39	$40	$40	$43	$78	$83	$157
Other revenues	—	—	1	—	—	—	—	—	1
Total revenues	39	39	40	40	40	43	78	83	158

Claims and expenses
Claims and claim adjustment expenses	28	30	28	31	28	33	58	61	117
Amortization of deferred acquisition costs	1	1	1	1	1	1	2	2	4
General and administrative expenses	40	34	37	36	33	35	74	68	147
Total claims and expenses	69	65	66	68	62	69	134	131	268

Operating loss before income taxes	(30)	(26)	(26)	(28)	(22)	(26)	(56)	(48)	(110)
Income taxes	(11)	(9)	(9)	(10)	(8)	(9)	(20)	(17)	(39)
Operating loss	$(19)	$(17)	$(17)	$(18)	$(14)	$(17)	$(36)	$(31)	$(71)

Other statistics
Policies in force (in thousands)
Automobile	82	81	81	81	83	87
Homeowners and other	79	81	83	85	86	89

Catastrophes, net of reinsurance:
Pre-tax	$2	$1	$1	$1	$1	$4	$3	$5	$5
After-tax	$1	$1	$1	$—	$1	$2	$2	$3	$3

Prior year reserve development - favorable (unfavorable)
Pre-tax	$1	$—	$—	$—	$—	$—	$1	$—	$1
After-tax	$1	$—	$—	$—	$—	$—	$1	$—	$1

(1)  Represents incremental premiums, other revenues and claims and expenses of Direct to Consumer business activities included in Personal Insurance operating income (loss).

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Interest Expense and Other ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Revenues
Other revenues	$(2)	$1	$(3)	$(2)	$(1)	$1	$(1)	$—	$(6)

Claims and expenses
Interest expense	92	86	91	92	92	92	178	184	361
General and administrative expenses	4	7	6	3	7	9	11	16	20
Total claims and expenses	96	93	97	95	99	101	189	200	381

Operating loss before income tax benefit	(98)	(92)	(100)	(97)	(100)	(100)	(190)	(200)	(387)
Income taxes	(35)	(33)	(35)	(36)	(36)	(35)	(68)	(71)	(139)
Operating loss	$(63)	$(59)	$(65)	$(61)	$(64)	$(65)	$(122)	$(129)	$(248)

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	June 30,	December 31,
	2014	2013

Assets
Fixed maturities, available for sale, at fair value (amortized cost $61,841 and $62,196)	$64,583	$63,956
Equity securities, available for sale, at fair value (cost $648 and $686)	980	943
Real estate investments	954	938
Short-term securities	3,818	3,882
Other investments	3,606	3,441
Total investments	73,941	73,160

Cash	311	294
Investment income accrued	710	734
Premiums receivable	6,589	6,125
Reinsurance recoverables	9,508	9,713
Ceded unearned premiums	762	801
Deferred acquisition costs	1,879	1,804
Deferred taxes	—	303
Contractholder receivables	4,371	4,328
Goodwill	3,634	3,634
Other intangible assets	328	351
Other assets	2,778	2,565
Total assets	$104,811	$103,812

Liabilities
Claims and claim adjustment expense reserves	$50,856	$50,895
Unearned premium reserves	12,089	11,850
Contractholder payables	4,371	4,328
Payables for reinsurance premiums	397	298
Deferred taxes	239	—
Debt	6,347	6,346
Other liabilities	4,980	5,299
Total liabilities	79,279	79,016

Shareholders’ equity
Common stock (1,750.0 shares authorized; 339.0 and 353.5 shares issued and outstanding)	21,694	21,500
Retained earnings	25,662	24,291
Accumulated other comprehensive income	1,562	810
Treasury stock, at cost (419.5 and 401.5 shares)	(23,386)	(21,805)
Total shareholders’ equity	25,532	24,796
Total liabilities and shareholders’ equity	$104,811	$103,812

The Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	June 30,	Pre-tax Book	December 31,	Pre-tax Book
	2014	Yield (1)	2013	Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$29,952	3.48%	$28,788	3.55%
Tax-exempt fixed maturities	34,631	3.80%	35,168	3.84%
Total fixed maturities	64,583	3.65%	63,956	3.71%

Non-redeemable preferred stocks	281	5.74%	333	5.70%
Common stocks	699		610
Total equity securities	980		943

Real estate investments	954		938

Short-term securities	3,818	0.16%	3,882	0.15%

Private equities	2,010		1,926
Hedge funds	404		390
Real estate partnerships	648		618
Other investments	544		507
Total other investments	3,606		3,441

Total investments	$73,941		$73,160

Net unrealized investment gains, net of tax, included in shareholders’ equity	$2,013		$1,322

(1)  Yields are provided for those investments with an embedded book yield.

The Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	June 30,	December 31,
	2014	2013
Fixed maturities
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$2,094	$2,315
Obligations of states and political subdivisions:
Pre-refunded	8,455	9,518
All other	26,570	26,044
Total	35,025	35,562
Debt securities issued by foreign governments	2,582	2,577
Mortgage-backed securities - principally obligations of U.S. Government agencies	2,326	2,424
Corporates (including redeemable preferreds)	22,556	21,078
Total fixed maturities	$64,583	$63,956

Fixed Maturities

Quality Characteristics (1)

	June 30, 2014
	Amount	% of Total
Quality Ratings
Aaa	$27,088	41.9%
Aa	19,686	30.5
A	9,621	14.9
Baa	6,268	9.7
Total investment grade	62,663	97.0
Ba	1,031	1.6
B	452	0.7
Caa and lower	437	0.7
Total below investment grade	1,920	3.0
Total fixed maturities	$64,583	100.0%
Average weighted quality	Aa2, AA
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	3.5

(1)  Rated using external rating agencies or by Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The Travelers Companies, Inc.
Investment Income
($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Gross investment income
Fixed maturities	$586	$574	$571	$579	$580	$562	$1,160	$1,142	$2,310
Short-term securities	2	2	3	4	2	2	4	4	11
Other	92	120	91	129	163	140	212	303	432
	680	696	665	712	745	704	1,376	1,449	2,753
Investment expenses	10	9	8	10	9	9	19	18	37
Net investment income, pre-tax	670	687	657	702	736	695	1,357	1,431	2,716
Income taxes	128	136	126	140	154	142	264	296	530
Net investment income, after-tax	$542	$551	$531	$562	$582	$553	$1,093	$1,135	$2,186

Effective tax rate	19.2%	19.7%	19.1%	20.0%	21.0%	20.5%	19.4%	20.7%	19.5%

Average invested assets (1)	$69,996	$69,701	$70,419	$72,165	$72,112	$71,880	$69,903	$72,010	$70,697

Average yield pre-tax (1)	3.8%	3.9%	3.7%	3.9%	4.1%	3.9%	3.9%	4.0%	3.8%
Average yield after-tax	3.1%	3.2%	3.0%	3.1%	3.2%	3.1%	3.1%	3.2%	3.1%

(1)  Excludes net unrealized investment gains, net of tax, and is adjusted for cash, receivables for investment sales, payables on investment purchases and accrued investment income.

The Travelers Companies, Inc.
Net Realized and Unrealized Investment Gains
($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Net realized investment gains (losses)
Fixed maturities	$11	$14	$5	$6	$6	$9	$25	$15	$36
Equity securities	6	4	(1)	1	(4)	15	10	11	10
Other (1)	(7)	149	(26)	4	(1)	(8)	142	(9)	120
Realized investment gains (losses) before tax	10	167	(22)	11	1	16	177	17	166
Related taxes	1	58	(3)	4	1	6	59	7	60
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$118	$10	$106

Gross investment gains (1)	$108	$352	$12	$57	$59	$46	$460	$105	$529
Gross investment losses before impairments (1)	(93)	(183)	(31)	(41)	(49)	(29)	(276)	(78)	(348)
Net investment gains before impairments	15	169	(19)	16	10	17	184	27	181
Other-than-temporary impairment losses	(5)	(2)	(3)	(5)	(9)	(1)	(7)	(10)	(15)
Net realized investment gains (losses) before tax	10	167	(22)	11	1	16	177	17	166
Related taxes	1	58	(3)	4	1	6	59	7	60
Net realized investment gains (losses)	$9	$109	$(19)	$7	$—	$10	$118	$10	$106

	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
	2013	2013	2013	2013	2014	2014
Net unrealized investment gains, net of tax, by asset type
Fixed maturities	$4,121	$2,349	$2,142	$1,760	$2,276	$2,742
Equity securities & other	274	250	252	270	293	346
Unrealized investment gains before tax	4,395	2,599	2,394	2,030	2,569	3,088
Related taxes	1,531	907	835	708	895	1,075
Balance, end of period	$2,864	$1,692	$1,559	$1,322	$1,674	$2,013

(1)  Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$56	$287	$—	$—	$4	$4	$343	$8	$343
Gross investment Treasury future losses	$75	$153	$—	$—	$3	$5	$228	$8	$228

The Company entered into these arrangements as part of its strategy to manage the duration of its fixed maturity portfolio.  In a changing interest rate environment, the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The Travelers Companies, Inc.
Reinsurance Recoverables
($ in millions)

	June 30,	December 31,
	2014	2013
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$4,576	$4,707
Allowance for uncollectible reinsurance	(239)	(239)
Net reinsurance recoverables (i)	4,337	4,468
Mandatory pools and associations (ii)	1,878	1,897
Structured settlements (iii)	3,293	3,348
Total reinsurance recoverables	$9,508	$9,713

(i)  The Company’s top five reinsurer groups, including retroactive reinsurance, included in net reinsurance recoverables is as follows:

	A.M. Best Rating of Group’s	June 30,
Reinsurer	Predominant Reinsurer	2014
Munich Re Group	A+ second highest of 16 ratings	$508
Swiss Re Group	A+ second highest of 16 ratings	485
NKSJ Holdings Inc Group	A+ second highest of 16 ratings	250
Berkshire Hathaway	A++ highest of 16 ratings	234
XL Capital Group	A third highest of 16 ratings	229

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and incurred but not reported claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is based upon the Company’s ongoing review of amounts outstanding, reinsurer solvency, the Company’s experience, current economic conditions, and other relevant factors.  Of the total net recoverables due from reinsurers at June 30, 2014, after deducting mandatory pools and associations and structured settlement balances, $3.4 billion, or 79%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 99% were rated A- or better.  The remaining 21% of net recoverables from reinsurers were comprised of the following:  6% related to the Company’s participation in voluntary pools, 11% related to recoverables from captive insurance companies and 4% were balances from other companies not rated by A.M. Best Company.  In addition, $1.2 billion of the net recoverables were collateralized by letters of credit, funds held or trust agreements at June 30, 2014.

(ii)  The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.  Recoverables due from the National Flood Insurance Program are included with mandatory pools.

(iii)  Included in reinsurance recoverables are certain amounts related to structured settlements, which comprise annuities purchased from various life insurance companies to settle certain personal physical injury claims, of which workers’ compensation claims comprise a significant portion.  In cases where the Company did not receive a release from the claimant, the amount due from the life insurance company related to the structured settlement is included in the Company’s consolidated balance sheet as a liability and as a reinsurance recoverable, as the Company retains the contingent liability to pay the claimant in the event that the life insurance company fails to make the required annuity payments.  The Company would be required to make such payments, to the extent the purchased annuities are not covered by state guaranty associations.

The Company’s top five groups by structured settlement is as follows:

	A.M. Best Rating of Group’s	June 30,
Group	Predominant Insurer	2014
Fidelity and Guaranty Life	B++ fifth highest of 16 ratings	$949
Metlife	A+ second highest of 16 ratings	446
Genworth Financial Group	A third highest of 16 ratings	418
John Hancock Group	A+ second highest of 16 ratings	253
Symetra Financial Corporation	A third highest of 16 ratings	245

The Travelers Companies, Inc. Net Reserves for Losses and Loss Adjustment Expense ($ in millions)

Historical results conform with current business segment definitions.

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013
Statutory Basis Reserves for Losses and Loss Adjustment Expenses

Business and International Insurance
Beginning of period	$33,270	$32,934	$33,011	$33,079	$34,717	$34,661	$33,270	$34,717	$33,270
Incurred	1,772	2,141	2,042	2,117	2,132	2,397	3,913	4,529	8,072
Paid	(2,033)	(2,048)	(2,051)	(2,249)	(2,109)	(2,231)	(4,081)	(4,340)	(8,381)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)	102	(91)	23	1,756
End of period	$32,934	$33,011	$33,079	$34,717	$34,661	$34,929	$33,011	$34,929	$34,717

Bond & Specialty Insurance
Beginning of period	$3,699	$3,752	$3,668	$3,664	$3,595	$3,585	$3,699	$3,595	$3,699
Incurred	196	159	207	127	155	108	355	263	689
Paid	(143)	(243)	(211)	(196)	(165)	(192)	(386)	(357)	(793)
End of period	$3,752	$3,668	$3,664	$3,595	$3,585	$3,501	$3,668	$3,501	$3,595

Personal Insurance
Beginning of period	$3,687	$3,529	$3,466	$3,294	$3,256	$3,137	$3,687	$3,256	$3,687
Incurred	1,102	1,190	1,001	1,038	980	1,261	2,292	2,241	4,331
Paid	(1,260)	(1,253)	(1,173)	(1,076)	(1,099)	(1,113)	(2,513)	(2,212)	(4,762)
End of period	$3,529	$3,466	$3,294	$3,256	$3,137	$3,285	$3,466	$3,285	$3,256

Total
Beginning of period	$40,656	$40,215	$40,145	$40,037	$41,568	$41,383	$40,656	$41,568	$40,656
Incurred	3,070	3,490	3,250	3,282	3,267	3,766	6,560	7,033	13,092
Paid	(3,436)	(3,544)	(3,435)	(3,521)	(3,373)	(3,536)	(6,980)	(6,909)	(13,936)
Acquired reserves, foreign exchange and other (1)	(75)	(16)	77	1,770	(79)	102	(91)	23	1,756
End of period	$40,215	$40,145	$40,037	$41,568	$41,383	$41,715	$40,145	$41,715	$41,568

Prior Year Reserve Development: Unfavorable (Favorable)

Business and International Insurance
Asbestos	$—	$—	$190	$—	$—	$—	$—	$—	$190
Environmental	—	65	—	—	—	87	65	87	65
All other	(142)	(123)	(267)	(122)	(95)	(134)	(265)	(229)	(654)
Total Business and International Insurance (2)	(142)	(58)	(77)	(122)	(95)	(47)	(200)	(142)	(399)

Bond & Specialty Insurance	(29)	(69)	(33)	(101)	(67)	(124)	(98)	(191)	(232)

Personal Insurance	(60)	(65)	(48)	(36)	(132)	(12)	(125)	(144)	(209)
Total	$(231)	$(192)	$(158)	$(259)	$(294)	$(183)	$(423)	$(477)	$(840)

(1)  Includes Dominion acquired reserves in 4Q 2013.

(2)  Excludes accretion of discount.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Asbestos and Environmental Reserves ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Asbestos reserves
Beginning reserves:
Gross	$2,689	$2,626	$2,566	$2,686	$2,606	$2,547	$2,689	$2,606	$2,689
Ceded	(311)	(292)	(288)	(263)	(256)	(242)	(311)	(256)	(311)
Net	2,378	2,334	2,278	2,423	2,350	2,305	2,378	2,350	2,378
Incurred losses and loss expenses:
Gross	—	—	190	—	—	—	—	—	190
Ceded	—	—	—	—	—	—	—	—	—
Paid loss and loss expenses:
Gross	62	60	71	80	59	65	122	124	273
Ceded	(19)	(4)	(25)	(7)	(14)	(10)	(23)	(24)	(55)
Foreign exchange and other:
Gross	(1)	—	1	—	—	—	(1)	—	—
Ceded	—	—	—	—	—	—	—	—	—
Ending reserves:
Gross	2,626	2,566	2,686	2,606	2,547	2,482	2,566	2,482	2,606
Ceded	(292)	(288)	(263)	(256)	(242)	(232)	(288)	(232)	(256)
Net	$2,334	$2,278	$2,423	$2,350	$2,305	$2,250	$2,278	$2,250	$2,350

Environmental reserves
Beginning reserves:
Gross	$352	$340	$399	$371	$355	$331	$352	$355	$352
Ceded	(5)	(4)	(11)	(12)	(11)	(11)	(5)	(11)	(5)
Net	347	336	388	359	344	320	347	344	347
Incurred losses and loss expenses:
Gross	—	72	—	—	—	94	72	94	72
Ceded	—	(7)	—	—	—	(7)	(7)	(7)	(7)
Paid loss and loss expenses:
Gross	12	13	28	34	24	29	25	53	87
Ceded	(1)	—	1	(3)	—	(4)	(1)	(4)	(3)
Acquired reserves, foreign exchange and other: (1)
Gross	—	—	—	18	—	—	—	—	18
Ceded	—	—	—	(2)	—	—	—	—	(2)
Ending reserves:
Gross	340	399	371	355	331	396	399	396	355
Ceded	(4)	(11)	(12)	(11)	(11)	(14)	(11)	(14)	(11)
Net	$336	$388	$359	$344	$320	$382	$388	$382	$344

(1)  Includes Dominion acquired reserves in 4Q 2013.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Capitalization ($ in millions)

	June 30,	December 31,
	2014	2013
Debt
Short-term debt
Commercial paper	$100	$100
Total short-term debt	100	100

Long-term debt
5.50% Senior notes due December 1, 2015 (1)	400	400
6.25% Senior notes due June 20, 2016 (1)	400	400
5.75% Senior notes due December 15, 2017 (1)	450	450
5.80% Senior notes due May 15, 2018 (1)	500	500
5.90% Senior notes due June 2, 2019 (1)	500	500
3.90% Senior notes due November 1, 2020 (1)	500	500
7.75% Senior notes due April 15, 2026	200	200
7.625% Junior subordinated debentures due December 15, 2027	125	125
6.375% Senior notes due March 15, 2033 (1)	500	500
6.75% Senior notes due June 20, 2036 (1)	400	400
6.25% Senior notes due June 15, 2037 (1)	800	800
5.35% Senior notes due November 1, 2040 (1)	750	750
4.60% Senior notes due August 1, 2043 (1)	500	500
8.50% Junior subordinated debentures due December 15, 2045	56	56
8.312% Junior subordinated debentures due July 1, 2046	73	73
6.25% Fixed-to-floating rate junior subordinated debentures due March 15, 2067 (1)	107	107
Total long-term debt	6,261	6,261
Unamortized fair value adjustment	50	51
Unamortized debt issuance costs	(64)	(66)
	6,247	6,246
Total debt	6,347	6,346

Common equity (excluding net unrealized investment gains, net of tax)	23,519	23,474

Total capital (excluding net unrealized investment gains, net of tax)	$29,866	$29,820

Total debt to capital (excluding net unrealized investment gains, net of tax)	21.3%	21.3%

(1)  Redeemable anytime with “make-whole” premium.

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statutory to GAAP Shareholders’ Equity Reconciliation ($ in millions)

	June 30,	December 31,
	2014 (1)	2013

Statutory basis surplus	$21,036	$21,123

GAAP adjustments

Goodwill and intangible assets	3,793	3,816

Investments	3,536	2,541

Noninsurance companies	(4,218)	(4,453)

Deferred acquisition costs	1,879	1,804

Deferred federal income tax	(1,725)	(1,259)

Current federal income tax	(36)	(32)

Reinsurance recoverables	160	160

Furniture, equipment & software	673	708

Employee benefits	12	2

Agents balances	150	135

Other	272	251

Total GAAP adjustments	4,496	3,673

GAAP shareholders’ equity	$25,532	$24,796

(1) Estimated and Preliminary

See Business Realignment on pages i and ii and Glossary of Financial Measures and Description of Reportable Business Segments on page 35.

The Travelers Companies, Inc. Statement of Cash Flows ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Cash flows from operating activities
Net income	$896	$925	$864	$988	$1,052	$683	$1,821	$1,735	$3,673
Adjustments to reconcile net income to net cash
provided by operating activities:
Net realized investment (gains) losses	(10)	(167)	22	(11)	(1)	(16)	(177)	(17)	(166)
Depreciation and amortization	219	216	207	225	227	215	435	442	867
Deferred federal income tax expense	131	20	(19)	35	153	(22)	151	131	167
Amortization of deferred acquisition costs	948	950	953	970	950	965	1,898	1,915	3,821
Equity in income from other investments	(74)	(101)	(72)	(110)	(139)	(118)	(175)	(257)	(357)
Premiums receivable	(155)	(248)	161	296	(189)	(274)	(403)	(463)	54
Reinsurance recoverables	390	357	355	182	106	100	747	206	1,284
Deferred acquisition costs	(954)	(958)	(950)	(897)	(986)	(1,003)	(1,912)	(1,989)	(3,759)
Claims and claim adjustment expense reserves	(751)	(377)	(556)	(373)	(209)	149	(1,128)	(60)	(2,057)
Unearned premium reserves	187	158	138	(456)	94	141	345	235	27
Other	(297)	(53)	534	78	(355)	(195)	(350)	(550)	262
Net cash provided by operating activities	530	722	1,637	927	703	625	1,252	1,328	3,816

Cash flows from investing activities
Proceeds from maturities of fixed maturities	2,123	1,778	2,016	1,987	2,312	2,603	3,901	4,915	7,904
Proceeds from sales of investments:
Fixed maturities	234	338	588	475	406	379	572	785	1,635
Equity securities	36	14	7	29	36	59	50	95	86
Real estate investments	—	—	—	18	1	4	—	5	18
Other investments	174	207	164	217	167	171	381	338	762
Purchases of investments:
Fixed maturities	(2,339)	(2,149)	(2,004)	(2,975)	(2,715)	(2,734)	(4,488)	(5,449)	(9,467)
Equity securities	(13)	(27)	(10)	(7)	(18)	(22)	(40)	(40)	(57)
Real estate investments	(6)	(53)	(6)	(42)	(9)	(27)	(59)	(36)	(107)
Other investments	(95)	(114)	(103)	(134)	(113)	(113)	(209)	(226)	(446)
Net sales (purchases) of short-term securities	109	(28)	(1,974)	2,004	(160)	220	81	60	111
Securities transactions in course of settlement	180	(120)	220	(259)	240	(36)	60	204	21
Acquisition, net of cash acquired	—	—	—	(997)	(12)	—	—	(12)	(997)
Other	(100)	(57)	(97)	(119)	(60)	(92)	(157)	(152)	(373)
Net cash provided by (used in) investing activities	303	(211)	(1,199)	197	75	412	92	487	(910)

The Travelers Companies, Inc. Statement of Cash Flows (Continued) ($ in millions)

							YTD	YTD	Full
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q	Year
	2013	2013	2013	2013	2014	2014	2013	2014	2013

Cash flows from financing activities
Payment of debt	(500)	—	—	—	—	—	(500)	—	(500)
Issuance of debt	—	—	494	—	—	—	—	—	494
Dividends paid to shareholders	(175)	(191)	(183)	(180)	(176)	(189)	(366)	(365)	(729)
Issuance of common stock - employee share options	98	41	19	48	57	65	139	122	206
Treasury stock acquired - share repurchase authorization	(300)	(300)	(800)	(1,000)	(650)	(875)	(600)	(1,525)	(2,400)
Treasury stock acquired - net employee share-based compensation	(58)	(1)	(1)	(1)	(54)	(1)	(59)	(55)	(61)
Excess tax benefits from share-based payment arrangements	21	8	14	8	13	11	29	24	51
Net cash used in financing activities	(914)	(443)	(457)	(1,125)	(810)	(989)	(1,357)	(1,799)	(2,939)

Effect of exchange rate changes on cash	(6)	(3)	6	—	(2)	3	(9)	1	(3)

Net increase (decrease) in cash	(87)	65	(13)	(1)	(34)	51	(22)	17	(36)
Cash at beginning of period	330	243	308	295	294	260	330	294	330
Cash at end of period	$243	$308	$295	$294	$260	$311	$308	$311	$294

Income taxes paid	$27	$468	$229	$333	$93	$634	$495	$727	$1,057
Interest paid	$35	$149	$22	$149	$34	$149	$184	$183	$355

The Travelers Companies, Inc. Financial Supplement - Second Quarter 2014 Glossary of Financial Measures and Description of Reportable Business Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated financial statements or are not required to be disclosed in the notes to financial statements or, in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure.

In the opinion of the Company’s management, a discussion of these measures provides investors, financial analysts, rating agencies and other financial statement users with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.  Internally, the Company’s management uses these measures to evaluate performance against historical results and establish financial targets on a consolidated basis.

Some of these measures exclude net realized investment gains (losses), net of tax, and/or net unrealized investment gains (losses), net of tax, which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.

Other companies may calculate these measures differently, and, therefore, their measures may not be comparable to those used by the Company’s management.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses).  Management uses operating income (loss) to analyze each segment’s performance and as a tool in making business decisions.  Financial statement users also consider operating income when analyzing the results and trends of insurance companies.  Operating earnings (loss) per share is operating income (loss) on a per common share basis.

Average shareholders’ equity is (a) the sum of total shareholders’ equity at the beginning and end of each of the quarters for the period presented divided by (b) the number of quarters in the period presented times two.  Adjusted shareholders’ equity is shareholders’ equity excluding net unrealized investment gains (losses), net of tax and net realized investment gains (losses), net of tax, for the period presented.  Adjusted average shareholders’ equity is average shareholders’ equity excluding net unrealized investment gains (losses), net of tax, for all quarters included in the calculation and, for each quarterly period included in the calculation that quarter’s net realized investment gains (losses), net of tax.

Return on equity is the ratio of annualized net income (loss) to average shareholders’ equity for the periods presented.  Operating return on equity is the ratio of annualized operating income (loss) to adjusted average shareholders’ equity for the periods presented.  In the opinion of the Company’s management, these are important indicators of how well management creates value for its shareholders through its operating activities and its capital management.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.  In the opinion of the Company’s management, it is important to measure the profitability of each segment excluding the results of investing activities, which are managed separately from the insurance business.  This measure is used to assess each segment’s business performance and as a tool in making business decisions.

A catastrophe is a severe loss, resulting from natural and man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics, and catastrophes are not predictable as to timing or amount.  Their effects are included in net and operating income and claims and claim adjustment expense reserves upon occurrence.  A catastrophe may result in the payment of reinsurance reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful to users of the financial statements to understand the Company’s periodic earnings and the variability in periodic earnings caused by the unpredictable nature of catastrophes.

Net favorable (unfavorable) prior year loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims, which may be related to one or more prior years.  In the opinion of the Company’s management, a discussion of loss reserve development is meaningful to users of the financial statements as it allows them to assess the impact between prior and current year development on incurred claims and claim adjustment expenses, net and operating income (loss), and changes in claims and claim adjustment expense reserve levels from period to period.

Combined ratio  For Statutory Accounting Practices (SAP), the combined ratio is the sum of the SAP loss and LAE ratio and the SAP underwriting expense ratio as defined in the statutory financial statements required by insurance regulators.  The combined ratio, as used in this financial supplement, is the equivalent of, and is calculated in the same manner as, the SAP combined ratio except that the SAP underwriting expense ratio is based on net written premium and the underwriting expense ratio as used in this financial supplement is based on net earned premiums.  For SAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses less certain administrative services fee income to net earned premiums as defined in the statutory financial statements required by insurance regulators. The loss and LAE ratio as used in this financial supplement is calculated in the same manner as the SAP ratio.  For SAP, the underwriting expense ratio is the ratio of underwriting expenses incurred (including commissions paid), less certain administrative services fee income and billing and policy fees, to net written premiums as defined in the statutory financial statements required by insurance regulators. The underwriting expense ratio as used in this financial supplement, is the ratio of underwriting expenses (including the amortization of deferred acquisition costs), less certain administrative services fee income and billing and policy fees, to net earned premiums.

The combined ratio, loss and LAE ratio, and underwriting expense ratio are used as indicators of the Company’s underwriting discipline, efficiency in acquiring and servicing its business and overall underwriting profitability. A combined ratio under 100% generally indicates an underwriting profit. A combined ratio over 100% generally indicates an underwriting loss.

Other companies’ method of computing similarly titled measures may not be comparable to the Company’s method of computing these ratios.

Combined ratio excluding the incremental impact of the direct to consumer initiative is the combined ratio adjusted to exclude the direct, variable impact of the Company’s direct-to-consumer initiative in Personal Insurance.  In the opinion of the Company’s management, this is useful in an analysis of the profitability of the Company’s ongoing agency business.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Net written premiums reflect gross written premiums less premiums ceded to reinsurers.

Book value per share is total common shareholders’ equity divided by the number of common shares outstanding.  Adjusted book value per share is total common shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of common shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value as it removes the effect of changing prices on invested assets, (i.e., net unrealized investment gains (losses), net of tax) which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

Total capital is the sum of total shareholders’ equity and debt.  Debt-to-capital ratio excluding net unrealized gain (loss) on investments is the ratio of debt to total capital excluding the after-tax impact of net unrealized investment gains and losses.  In the opinion of the Company’s management, the debt to capital ratio is useful in an analysis of the Company’s financial leverage.

Statutory basis surplus represents the excess of an insurance company’s assets over its liabilities in accordance with statutory accounting practices.

Travelers has organized its businesses into the following reportable business segments, effective July 1, 2014:

Business and International Insurance - The Business and International Insurance segment offers a broad array of property and casualty insurance and insurance related services to its clients, primarily in the United States, as well as in Canada, the United Kingdom, the Republic of Ireland and throughout other parts of the world as a corporate member of Lloyd’s.  Business and International Insurance is organized as follows: Select Accounts; Middle Market including Commercial Accounts, Construction, Technology, Public Sector Services, Oil & Gas, Excess Casualty and Global Partner Services ; National Accounts; First Party including National Property, Inland Marine, Ocean Marine and Boiler & Machinery; Specialized Distribution including Northland, National Programs, and Agribusiness; and International.  In addition, the Company owns 49.5% of the common stock of J. Malucelli Participações em Seguros e Resseguros S.A., its joint venture in Brazil.  Business and International Insurance also includes the Special Liability Group (which manages the Company’s asbestos and environmental liabilities) and the assumed reinsurance and certain other runoff operations, which are collectively referred to as Business and International Insurance Other.

Bond & Specialty Insurance - The Bond & Specialty Insurance segment provides a wide range of customers with bond and insurance products and risk management services. The range of coverages includes performance, payment and commercial surety and fidelity bonds for construction and general commercial enterprises; management liability coverages for losses caused by the actual or alleged negligence or misconduct of directors and officers or employee dishonesty; employment practices liability coverages and fiduciary coverages for public corporations, private companies and not-for-profit organizations; professional liability coverage for actual or alleged errors and omissions committed in the course of professional conduct or practice for a variety of professionals including, among others, lawyers and design professionals; and professional and management liability, property, workers’ compensation, auto and general liability and fidelity insurance for financial institutions.  The surety and financial liability coverages provided by Bond & Specialty Insurance primarily use credit-based underwriting processes.

Personal Insurance - The Personal Insurance segment writes a broad range of property and casualty insurance covering individuals’ personal risks.  The primary products of automobile and homeowners insurance are complemented by a broad suite of related coverages.